ESCROW AGREEMENT
                                ----------------

     This escrow agreement is entered into by and between Diablo Consultants, Inc., a California corporation, with a business address of 2815 Mitchell Drive, Ste. 212, Walnut Creek, CA 94598, hereafter referred to as "Diablo"; Bluegate Corporation, with a business address of 701 N. Post Oak Road, Ste. 630 , Houston, Texas 77204, hereafter referred to as "Bluegate," and Mailander Law Office, APC, with a business address of 121 Broadway, Suite 552, San Diego, CA 92101, hereafter referred to as "Mailander."

                                    RECITALS
                                    --------

     Diablo and Bluegate entered into a corporate advisory services contract on March 10, 2005. A copy of this Contract is attached hereto as Exhibit A to this Escrow Agreement, and is incorporated fully herein by reference as though fully set out.

     Section 2 of the Diablo/Bluegate contract provides that Bluegate will be retaining Diablo for services rendered under the advisory contract by paying Diablo 430,000 shares of restricted Bluegate common stock. Bluegate and Diablo agreed that the stock consideration would be paid on a monthly basis in 33,000 share tranches, with the express agreement that three of the monthly payments equaling 99,000 would be made immediately upon the execution of the advisory services agreement, with the remaining monthly payments to begin on June 10, 2005, and continuing monthly until all of the shares are distributed, with any remaining shares to be distributed by March 10, 2006, at the close of the one year term of the advisory contract.

     Both Diablo and Bluegate desire to retain Mailander Law Office, APC, to act as an escrow agent to distribute the common shares of stock consideration as provided for in the advisory services contract. Both Diablo and Bluegate have signed a conflicts waiver to effectuate the handling of the escrow by Mailander. Attached hereto is a fully executed copy of the conflicts waiver. A copy of this waiver is attached hereto as Exhibit B to this Escrow Agreement, and is incorporated fully herein by reference as though fully set out.

     Mailander is amenable to providing the escrow services provided for herein.

WHEREFORE, THE PARTIES AGREE AS FOLLOWS:

Section 1. DEPOSIT OF SHARES. Bluegate agrees to deposit all shares subject to this agreement with Mailander upon execution hereof, but in no instance later than 72 hours from the date of execution of this Agreement.

     Section 1.01. ACCOUNTING. Mailander will account for all shares under its control and custody and mail to Bluegate and Diablo periodic accountings showing the number of shares on account and the number of shares disbursed pursuant to the advisory services contract between Diablo and Bluegate.


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Section 2. ESCROW ACTION UPON DISPUTE. Should any dispute arise between Diablo and Bluegate concerning the advisory services contract set out in Exhibit B, the parties direct Mailander to maintain the escrow account without making disbursements until either authorized to do so by a arbitrator under the advisory services agreement, Section 17, or by a written direction of the parties signed by Diablo and Bluegate by their respective agents.

Section 3. HOLD HARMLESS. Both Diablo and Bluegate agree to Mailander harmless from any and all liability regarding services provided by this escrow agreement, including attorney fees and costs arising therefrom. Any disputes related to this escrow agreement shall be handled by binding arbitration in San Diego County, State of California. Costs shall be borne equally and the prevailing party may be entitled to recover attorney fees costs.

Section 4. FEE FOR ESCROW. Bluegate agrees to pay to Mailander $500 execution hereof as a fee for handling this escrow.

IT IS SO AGREED.

Dated:

MAILANDER LAW OFFICE, APC

By:
    ---------------------------
      Tad Mailander, President


BLUEGATE CORPORATION

By:  /s/ Greg J. Micek
    ---------------------------

     Greg J. Micek
    --------------------------- [printed name]

Its:  C.F.O.
    ---------------------------


DIABLO CONSULTANTS, INC.

By:  /s/ Jeremy Roe
    ---------------------------
        Jeremy Roe, President


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